EXHIBIT 10.25

                         STORAGE TECHNOLOGY CORPORATION
                    2001 LEVERAGED EQUITY ACQUISITION PROGRAM
          UNDER THE AMENDED AND RESTATED 1995 EQUITY PARTICIPATION PLAN

                          LEAP PARTICIPATION AGREEMENT

                                                 Enrollment Date: April 30, 2001
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1.       Election to Participate.  I elect to participate in Storage Technology
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Corporation's 2001 Leveraged Equity Acquisition Program ("LEAP" or the
"Program"). My participation in LEAP is in all respects subject to the terms of this participation agreement (the "Participation Agreement"), the Supplement dated March 30, 2001, to S-8 Prospectus dated November 1, 2000 (the "LEAP Supplement"), the Amended and Restated 1995 Equity Participation Plan (the "1995 Plan"), the S-8 Prospectus, dated November 1, 2000, for the 1995 Plan, all restricted stock purchase agreements and stock option agreements for any stock awards granted to me under LEAP, any other agreements entered into between me and the Company relating to LEAP, and, if I enter into such agreement, the Rule 10b5-1 Stock Acquisition Plan attached hereto as "Exhibit A" (the "Rule 10b5-1
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Plan") concerning shares of stock purchased under LEAP (collectively, the "LEAP
Documents").

2.       Voluntary Election to Participate.  My election to participate in LEAP
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is voluntary.

3.       Stock Acquisition Requirements.  My participation in LEAP requires that
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I acquire sufficient shares of Company Common Stock to own the total number of shares listed in "Exhibit B" (the "Required Shares") by the acquisition dates listed on "Exhibit B" and that I continue to hold the Required Shares until March 31, 2004. All of the Required Shares must be held in a Company-designated brokerage account (the "Account") until the earlier of either the termination of the Program or the termination of my participation in the program; provided that
(i) any unvested shares of restricted stock that count toward the Required Shares may continue to be held in a Company-sponsored escrow account until the restrictions lapse, at which time the vested shares of restricted stock shall be transferred into the Account; (ii) any investment in Common Stock under the Company's Deferred Compensation Plan that counts toward Required Shares may continue to be held under the Deferred Compensation Plan until distributed to me, and upon distribution to me, I will transfer the Required Shares into the Account; and (iii) I will transfer any shares of Common Stock purchased under the Company's Employee Stock Purchase Plan ("ESPP") that count toward the Required Shares into the Account by the applicable share acquisition deadline.

4.       Manner of Acquiring Stock.  I will purchase a sufficient number of
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shares of Common Stock to own the Required Shares in accordance with the
Company's Insider Trading Policy, as in effect at the time the shares are acquired, or, if applicable, pursuant to the Rule 10b5-1 Plan. At all times during my participation in LEAP when I am a Section 16 officer of the Company, I will also be subject to six-month short-swing profit restrictions and reporting requirements as to changes in beneficial ownership, including such restrictions

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and reporting requirements for the acquisition of Required Shares, and will be subject to additional restrictions under the Company's Insider Trading Policy. At all times during my participation in LEAP that I am a Section 16 officer, I may only acquire Required Shares in the open market either:
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         (a) During the trading windows (excluding black-out periods) under the
             Company's Insider Trading Policy as then in effect; or

         (b) Pursuant to the completed and executed Rule 10b5-1 plan.

5.       Company Verification.  I understand and agree that the number of shares
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held in the Account will be subject to Company verification. I will provide the
Company with a copy of all statements and confirmations for all transactions regarding the Account during my participation in LEAP pursuant to the authorization form attached hereto as "Exhibit C."
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6.       Termination from LEAP.  My participation in LEAP will terminate upon
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the earlier to occur of either:
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         (a) My failure to acquire a sufficient number of shares to own the
             Required Shares by the applicable share acquisition deadlines;

         (b) My failure to comply with any term of the Rule 10b5-1 Plan, if applicable;

         (c) My failure to continue to hold the Required Shares for the duration of the Program; or

         (d) Termination of my employment with the Company for any or no reason.

7.       Consequences of Termination from LEAP.  If my participation in LEAP
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terminates, then:

         (a) No further stock options or restricted stock grants will be made to me under LEAP for the year of my termination or for any future Program years;

         (b) Stock options and restricted stock grants already granted to me under LEAP will continue to vest only for as long as I continue my status as an employee or consultant with the Company; and

         (c) I will not be required to own or hold the Required Shares after termination of my participation in LEAP.

8.       Review of LEAP Documents and Information.  I have received and reviewed
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copies of each of the LEAP Documents. I have been given access to all information that I felt was important in making my decision to participate in LEAP, including but not limited to all documents incorporated by reference into the LEAP Documents, and have had an opportunity to ask Company representatives all of my questions about the Program and the Company deemed necessary for the purpose of electing to participate in LEAP and making the decision to invest in sufficient shares of Common Stock to own the Required Shares.

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9.       Conflict of Terms.  I agree that if there is any conflict between: (a)
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the LEAP Documents, and (b) the terms of any written employment, retention, severance or other agreement entered into between me and the Company on, prior to or after my enrollment date, then the LEAP Documents will control. In particular (and without limiting the generality of the prior sentence), I agree that the exercise and vesting provisions of the LEAP Documents supersede any accelerated vesting or exercise provisions contained in any employment, retention, severance or other agreement entered into between me and the Company on, prior to or after my LEAP enrollment date.

10.      Risk Factors.  I have read and understand each of the risk factors
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outlined in the section of the LEAP Supplement captioned "Risk Factors" and I understand that my participation in LEAP may lead to significant adverse financial and/or tax consequences to me. The Company has encouraged me to seek independent tax and investment advice concerning my participation in LEAP before deciding whether to enroll in the Program.

11.      No Right to Employment.  I understand that LEAP and the LEAP Documents
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do not confer upon me any right with respect to my continuation of employment with the Company (or any subsidiary) and that it does not restrict, limit, or interfere in any way with the right of the Company (or any subsidiary) to terminate my employment at any time, with or without cause; or, if I have any such agreement, LEAP does not supersede the employment termination provisions of any such employment agreement between me and the Company that modifies my "at-will" employment status.

12.      Governing Law.  This Participation Agreement and the terms of my
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participation in LEAP shall be governed and construed under the laws of the
State of Colorado, without regard to its conflicts of law provisions.


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I FURTHER UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT
THROUGHOUT THE THREE-YEAR DURATION OF LEAP UNLESS MY PARTICIPATION IN LEAP IS TERMINATED FOR ANY REASON BEFORE MARCH 31, 2004.



Dated:
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                                        Signature of Employee

Print Name of Employee:
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Employee's Social Security No.:
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Employee's Address:
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                                    Exhibit A
                          LEAP Participation Agreement

                       Rule 10b5-1 Stock Acquisition Plan



         This Rule 10b5-1 Stock Acquisition Plan, dated as of April 30, 2001
(the "Plan"), is entered into between                 ("Purchaser") and
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                ("Broker").
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         WHEREAS, the Purchaser desires to establish the Plan to acquire shares of common stock, par value $0.10 per share (the "Stock"), of Storage Technology Corporation, a Delaware corporation (the "Issuer"), in accordance with the requirements of Rule 10b5-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in order that Purchaser may acquire, as set forth herein, shares of Stock to meet Purchaser's purchase commitments under the Issuer's Leveraged Equity Acquisition Program ("LEAP") and dispel any inference that Purchaser is purchasing the Stock on the basis of material nonpublic information.

NOW, THEREFORE, the Purchaser and Broker hereby agree as follows:

1.       Order to Purchase.  Broker shall effect the purchases (each a
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"Purchase") as further set forth in the attached Annex A to the Plan.
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2.       Effective Date.  This Plan shall become effective as of the date hereof
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(the "Effective Date") and shall terminate on the earlier of July 31, 2001 or the date upon which the Purchaser ceases to participate in LEAP.

3.       Average Price.  Purchaser understands that Broker may effect Purchases
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hereunder jointly with orders for other purchasers of Stock of the Issuer and that the average price for executions resulting from bunched orders will be deducted from Purchaser's account. All orders will be deemed day orders only and not held unless otherwise specified in Annex A.

4.       Purchaser's Representations.  Purchaser represents and warrants that,
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as of the Effective Date, Purchaser is not aware of any material, nonpublic information with respect to the Issuer or any securities of the Issuer (including the Stock) and is entering into this Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act. Purchaser also represents that Purchaser will not enter into or alter a corresponding or hedging transaction with respect to the Stock.

5.       No Restrictions on Purchaser.  Purchaser represents and warrants that
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Purchaser is currently permitted to purchase Stock in accordance with the
Issuer's insider trading policies and has obtained the approval of the Issuer to enter into this Plan and that there are no contractual, regulatory, or other restrictions applicable to the Purchases contemplated under this Plan that would interfere with Broker's ability to execute Purchases and effect delivery and settlement of such Purchases on behalf of Purchaser, other than restrictions with respect to which the

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Purchaser has obtained all required consents, approvals and waivers. Purchaser shall notify Broker immediately in the event that any of the above statements become inaccurate prior to the termination of this Plan.

6.       SEC Filings.  Purchaser shall make all filings, if any, required under
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Sections 13(d) and 16 of the Exchange Act. Purchaser represents and warrants that, as of the Effective Date, Purchaser beneficially owns less than 5% of the outstanding Stock of the Issuer, and further represents that the Purchases directed to be made hereunder will not cause Purchaser's beneficial ownership to exceed 5% of the outstanding Stock of the Issuer. Purchaser further represents that Purchaser [INITIAL ONLY ONE]:

               Is currently a Section 16 officer of the Issuer.
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               Is not currently a Section 16 officer of the Issuer.
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7.       Market Conditions.  Purchaser understands that Broker may not be able
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to effect a Purchase due to a market disruption or a legal, regulatory or contractual restriction applicable to the Broker or any other event or circumstance (a "Blackout"). Purchaser also understands that even in the absence of a Blackout, Broker may be unable to effect a Purchase consistent with ordinary principles of best execution due to insufficient volume of trading, failure of the Stock to go below a limit order price, or other market factors in effect on the date of a Purchase set forth in Annex A ("Unfilled Purchases").

8.       Issuer-Imposed Restrictions.  Broker agrees that if Issuer enters into
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a transaction that results, in Issuer's good faith determination, in the imposition of trading restrictions on the Purchaser, such as a pooling-of-interests transaction or stock offering requiring an affiliate lock-up ("Issuer Restriction"), and if Issuer and Purchaser shall provide Broker at least three (3) days' prior written notice signed by Issuer and Purchaser and confirmed by telephone of such trading restrictions, then Broker will cease effecting Purchases under this Plan until notified in writing by Issuer and Purchaser that such restrictions have terminated. Broker shall resume effecting Purchases in accordance with this Plan as soon as practicable after the cessation or termination of a Blackout or Issuer Restriction. Any Unfilled Purchases, and any Purchases that would have been executed in accordance with the terms of Annex A but are not executed due to the existence of a Blackout or
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Issuer Restriction, shall be deemed to be canceled and shall not be effected pursuant to this Plan.

9.       Governing Law; Amendment; Termination.  This Plan shall be governed by
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and construed in accordance with the laws of the State of Colorado and may be modified, terminated or amended only by a writing signed by the parties hereto, including the Issuer, and provided that any such modification, termination or amendment shall only be permitted at a time when the Purchaser is otherwise permitted to effect Purchases under the Issuer's trading policies and at a time when the Purchaser is not aware of material nonpublic information concerning the Issuer or its securities. Moreover, Purchaser may not modify or amend this Plan until after six months has elapsed after the start of the Purchases made pursuant to this Plan. Nothing contained herein shall limit the Purchaser's ability to purchase shares of the Issuer's securities outside of this Plan, except that in the event of a modification or amendment to this

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Plan, or in the event Purchaser establishes a new plan after termination of the
Plan, no Purchases shall be effected during the 30 days immediately following such modification, amendment or termination (other than Purchases already provided for in the Plan prior to modification, amendment or termination).

10.      Indemnification of Broker.  Broker shall have the right to require, as
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a condition to Broker's consent to any modification, termination or amendment under paragraph 9, that Purchaser shall (i) exculpate Broker from any action taken or omitted to be taken by Broker and (ii) indemnify Broker against any losses, damages, liabilities or expenses incurred by Broker, in each case for actions or losses in connection with or arising out of this Plan and any amended or subsequent Plan.

11.      No Communication.  During the term of this agreement, Purchaser will
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not disclose any material nonpublic information about Issuer or its securities to Broker. Purchaser understands that the trades made pursuant to this Plan will be executed by agents of the Broker other than Purchaser's account representative, and that the account representative will not communicate with the agents responsible for the trades regarding Issuer or its securities; provided, however, that the Broker and its agents shall provide trade execution confirmations to the Purchaser.

12.      Rule 10b5-1 Compliance.  It is the intent of the parties that this Plan
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comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and this Plan shall be interpreted to comply with the requirements of Rule 10b5-1(c) under the Exchange Act.

13.      Third-Party Beneficiary.  The Purchaser and Broker each agree and
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acknowledge that the Issuer is a third-party beneficiary to this Plan.


         IN WITNESS WHEREOF, the undersigned have signed this Plan as of the date first written above.

                                             -----------------------------------
                                             [NAME OF PURCHASER]

                                             -----------------------------------
                                             [NAME OF BROKER]

Acknowledged and approved:
STORAGE TECHNOLOGY CORPORATION

By:
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Name:
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Title:
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